SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2013

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive

San Diego, CA 92111

(Address of Principal Executive Offices)

____________________

(858) 882-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On April 30, 2013, Leap Wireless International, Inc. issued a press release announcing its financial and operational results for the three months ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: April 30, 2013	By	/s/ Robert J. Irving, Jr.
	Name:	Robert J. Irving, Jr.
	Title:	Senior Vice President, General Counsel and
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 30, 2013.